UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2011

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 14, 2011, Prosperity Bancshares, Inc. (“Prosperity”) provided notice to the NASDAQ Global Select Market (“NASDAQ”) that Prosperity intends to voluntarily delist its common stock, $1.00 par value, from NASDAQ, intends to subsequently list such common stock on the New York Stock Exchange (“NYSE”) and expects that trading will commence on the NYSE on or about December 28, 2011 under Prosperity’s new trading symbol, “PB.”

Prosperity’s common stock will continue to trade under the ticker symbol “PRSP” on NASDAQ until the transfer of listing to the NYSE is completed.

Item 8.01 Other Events.

On December 14, 2011, Prosperity issued a press release announcing the pending transfer of the listing of its common stock to the NYSE. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated December 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: December 14, 2011	By:	/s/ David Zalman
David Zalman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated December 14, 2011.